UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2014

The First Marblehead Corporation

(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts	02199-8157
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 895-4283

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 30, 2014, The First Marblehead Corporation (the “Corporation”) and its wholly owned subsidiary, First Marblehead Education Resources, Inc. (“FMER”), entered into a twelfth amendment (the “Twelfth Amendment”) with SunTrust Bank (“SunTrust”), effective as of May 1, 2014 (the “Effective Date”), to that certain loan program agreement dated as of April 20, 2010, as amended, among the Corporation, FMER and SunTrust (as amended, the “Loan Program Agreement”).

The Twelfth Amendment, among other things, would allow SunTrust Bank to offer the Union Federal® Private Student Loan Program (the “UFPSL Program”), which UFPSL Program would be funded by SunTrust, upon satisfaction of mutual conditions set forth in the Twelfth Amendment, as further described herein (the “UFPSLP Effectiveness Conditions”). In addition, the Twelfth Amendment adopted several changes to the underwriting guidelines and the compensation schedule under the Loan Program Agreement.

The effectiveness of the UFPSL Program is conditioned upon, among other things, the following UFPSLP Effectiveness Conditions:

•	The parties final approval of amendments to program guidelines and servicing guidelines to account for the UFPSL Program;

•	Execution of a licensing agreement granting SunTrust a non-exclusive right to use the “Union Federal” trademark;

•	Approval, if any is necessary, from the Office of the Comptroller of the Currency for the parties to carry out their respective obligations under the UFPSL Program; and

•	Receipt of written documentation from Union Federal Savings Bank (“Union Federal”) instructing the Corporation to cease accepting applications for the Monogram®-based private student loan program that, as of the Effective Date, is funded by Union Federal.

Upon satisfaction or waiver of the UFPSLP Effectiveness Conditions, the parties will establish the effective date for the UFPSL Program, which date will not be later than June 30, 2014 (the “UFPSLP Effective Date”). On the UFPSLP Effective Date and the launch of the UFPSL Program funded by SunTrust, the Corporation and FMER would perform loan processing services, program support and portfolio management services, program administration services and production support services as well as provide credit enhancement for the UFPSL Program pursuant to the Loan Program Agreement, all on similar terms and conditions as SunTrust’s other school-certified private education loan programs.

The foregoing summary of the terms of the Twelfth Amendment is subject to, and qualified in its entirety by, the original Loan Program Agreement and the Twelfth Amendment, which are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference herein.

Cautionary Statement

Statements in this Current Report on Form 8-K regarding the launch of the UFPSL Program, including the timing of the UFPSLP Effective Date, as well as any other statements that are not purely historical, constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon the Corporation’s plans, estimates and expectations as of May 6, 2014. The inclusion of this forward-looking information should not be regarded as a representation by the Corporation or any other person that the future results, plans, estimates, intentions or expectations expressed or implied by the Corporation will be achieved. You are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause the Corporation’s actual financial or operating results, disbursed loan volumes and resulting cash flows or financing-related revenues, or the timing of events, to be materially different than those expressed or implied by forward-looking statements. Important factors that could cause or contribute to such differences include: the Corporation’s, FMER’s and SunTrust’s ability to launch the UFPSL Program in a timely manner; satisfaction of the UFPSLP Effectiveness Conditions; other business effects, including the effects of industry, economic or political conditions outside of the Corporation’s, FMER’s or SunTrust’s control; and the other factors set forth under the caption “Part II – Item 1A. Risk Factors” in the Corporation’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission on February 10, 2014. The Corporation specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K, even if the Corporation’s estimates change, and you should not rely on those statements as representing the Corporation’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 2.02	Results of Operations and Financial Condition

On May 6, 2014, the Corporation announced its financial and operating results for the third quarter of fiscal 2014. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information contained in Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	Departure of Executive Officer

On May 5, 2014, the Board of Directors of the Corporation accepted the resignation of Kenneth Klipper from all of his positions at the Corporation and its subsidiaries, including as Chief Financial Officer and Managing Director of the Corporation, effective as of May 29, 2014. Mr. Klipper has indicated that his resignation is not due to any disagreement with the Corporation on any matter relating to its operations, policies or practices.

(c)	Appointment of Interim Chief Financial Officer

On May 5, 2014, the Board of Directors of the Corporation appointed Richard Neely as the Corporation’s Interim Chief Financial Officer, effective as of May 30, 2014, to succeed Mr. Klipper in that position. Mr. Neely, who was also designated an executive officer of the Corporation, will serve as the Corporation’s Interim Chief Financial Officer until his successor has been duly elected and qualified or until his earlier resignation or removal. Mr. Neely’s current annual base salary is $180,250.

Mr. Neely, 64, has served as Managing Director, Finance of the Corporation since November 2008 and as Treasurer of the Corporation since April 2011. From June 2008 to March 2011, he served as the Controller of the Corporation, from June 2008 to October 2008, he served as Senior Vice President, Finance of the Corporation and from July 2005 to May 2008, he served as Senior Vice President, Financial Analysis of the Corporation and prior to that served as Senior Vice President, Finance and Administration. From July 2001 to July 2005, Mr. Neely served as a Senior Vice President and Chief Financial Officer for FMER. From 1997 to June 2001, Mr. Neely served as the Senior Vice President and Chief Financial Officer for The Education Resources, Inc. Prior to that, Mr. Neely served as the Chief Financial Officer for Curry College and served 13 years as Chief Financial Officer for a student loan servicer. Mr. Neely received a B.S.B.A. from Babson College and a M.B.A., with honors, from Boston University.

No Family Relationships or Related Person Transactions. Mr. Neely is not related by blood, marriage or adoption to any of the Corporation’s directors or other executive officers. There are no related person transactions between the Corporation, on the one hand, and Mr. Neely or his immediate family members, on the other hand, reportable under Item 404(a) of Regulation S-K promulgated under the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto. Exhibit 99.3 relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1††	Loan Program Agreement, dated as of April 20, 2010, among the Corporation, FMER and SunTrust (incorporated by reference to the exhibits to the Corporation’s Amendment No. 1 to Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 18, 2010)

99.2††	Twelfth Amendment to Loan Program Agreement, dated as of April 30, 2014, among the Corporation, FMER and SunTrust

99.3	Press release issued by The First Marblehead Corporation on May 6, 2014 entitled “First Marblehead Announces Third Quarter Financial Results”

††	Confidential treatment has been requested for certain provisions of this Exhibit pursuant to Rule 24b-2 promulgated under the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION

Date: May 6, 2014	By:	/s/ Kenneth Klipper
Kenneth Klipper Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1††	Loan Program Agreement, dated as of April 20, 2010, among the Corporation, FMER and SunTrust (incorporated by reference to the exhibits to the Corporation’s Amendment No. 1 to Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 18, 2010)

99.2††	Twelfth Amendment to Loan Program Agreement, dated as of April 30, 2014, among the Corporation, FMER and SunTrust

99.3	Press release issued by The First Marblehead Corporation on May 6, 2014 entitled “First Marblehead Announces Third Quarter Financial Results”

††	Confidential treatment has been requested for certain provisions of this Exhibit pursuant to Rule 24b-2 promulgated under the Exchange Act.